UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 8, 2013

EDISON MISSION ENERGY

MIDWEST GENERATION, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-68630	95-4031807
DELAWARE	333-59348	33-0868558
(State or other jurisdiction of	(Commission file	(I.R.S. employer
incorporation)	number)	identification no.)

3 MacArthur Place, Suite 100

Santa Ana, California  92707

235 Remington Boulevard, Suite A

Bolingbrook, Illinois 60440

(Address of principal executive offices, including zip code)

714-513-8000

630-771-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01  Other Events.

As previously reported, since August 2009, Midwest Generation, LLC (“Midwest Generation”), an indirect subsidiary of Edison Mission Energy (“EME”) has been defending an action brought in the U.S. District Court for the Northern District of Illinois by the State of Illinois and the Department of Justice.  The complaint alleged violations of the Clean Air Act (“CAA”) and related regulations.  Among the allegations were ten counts alleging that Midwest Generation violated the CAA’s Prevention of Significant Deterioration (“PSD”) provisions by operating six power plants that Commonwealth Edison, a prior owner of the plants, had modified without obtaining PSD permits.  Nine of the ten counts related to PSD requirements were dismissed in March 2010, and the tenth count was also dismissed to the extent it sought civil penalties under the CAA, as barred by the applicable statute of limitations.

Following the 2010 dismissals, the government plaintiffs filed an amended complaint, with claims that attempted to add Commonwealth Edison and EME as defendants and introduce new legal theories to impose liability on Midwest Generation and EME. On March 16, 2011, the U.S. District Court again dismissed nine of the ten PSD claims asserted against Midwest Generation and EME, along with claims related to alleged violations of Title V of the CAA to the extent based on the dismissed PSD claims, and dismissed all claims asserted against Commonwealth Edison. The Court denied a motion to dismiss a claim by intervenor citizens groups for civil penalties in the remaining PSD claim, but noted that the plaintiffs would be required to convince the Court that the statute of limitations should be equitably tolled.

On July 8, 2013, the United States Court of Appeals for the Seventh Circuit affirmed the U.S. District Court’s dismissal of the nine PSD claims.

Other counts in the complaint that allege violations of opacity and particulate matter limitations under the Illinois State Implementation Plan and related claims under Title V of the CAA have not been dismissed.

A copy of the decision is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit 99.1                   Decision of the United States Court of Appeals for the Seventh Circuit dated July 8, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edison Mission Energy

Date:	July 12, 2013	/s/ MARIA RIGATTI
MARIA RIGATTI Senior Vice President and Chief Financial Officer

Midwest Generation, LLC

Date:	July 12, 2013	/s/ MARIA RIGATTI
MARIA RIGATTI Manager and Vice President